UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
NEURAXIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

NEURAXIS, INC.

11611 N. Meridian St, Suite 330
Carmel, IN 46032
(812) 689-0791
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on August 15, 2024
To the Stockholders of NeurAxis, Inc.:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Neuraxis, Inc., a Delaware corporation (the “Company”), will be held on August 15, 2024 at 9:00 a.m. Eastern Time at 11611 N. Meridian St, Suite 330, Carmel, IN 46032. The meeting will be held for the following purposes:
The principal business of the meeting will be:
1.	To elect five directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;
2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
To approve the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) to increase the number of shares available for issuance by 300,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our board of directors or the compensation committee;

4.	To approve an amendment to the Certificate of Incorporation to authorize the “blank check” preferred stock that could be issued by our board of directors;
5.
To approve, for purposes of NYSE American Rule 713(a), the issuance of 20% or more of the outstanding shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) into up to 3,838,235 shares of Common Stock;

6.	To approve, on an advisory basis, the compensation paid to our named executive officers;
7.	To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and
8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.
You may vote if you were the record owner of shares of the Company’s Common Stock, at the close of business on June 17, 2024. The board of directors of the Company has fixed the close of business on June 17, 2024 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.
As of the Record Date, there were 6,647,960 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote for each share of Common Stock held. The foregoing shares are referred to herein as the “Shares.” Holders of our Common Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).
All Stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting in person must notify the Company at least 24 hours prior to the Annual Meeting by contacting the Company’s Chief Executive Officer, Brian Carrico, at (812) 689-0791, or bcarrico@neuraxis.com. Whether you plan to attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. Voting by using the aforementioned methods will not prevent you from voting at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT
Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.
For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.
We encourage you to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.
If you have questions about voting your Shares, please contact Timothy Henrichs at Neuraxis, Inc., at 11611 N. Meridian St, Suite 330, Carmel, IN 46032, telephone number (812) 689-0791, email: thenrichs@neuraxis.com.
If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.
We urge you to review the accompanying materials carefully and to vote as promptly as possible. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.
By Order of the Board of Directors of NeurAxis, Inc.
Sincerely,

/s/ Brian Carrico
Brian Carrico, Chief Executive Officer
Date: [ ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 15, 2024
The Notice of 2024 Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report to Stockholders are available at www.proxyvote.com.
Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.
i

REFERENCES TO ADDITIONAL INFORMATION
This Proxy Statement incorporates important business and financial information about Neuraxis, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Investor Relations department of Neuraxis, Inc., at 11611 N. Meridian St, Suite 330, Carmel, IN 46032, telephone number (812) 689-0791, email: shamsian@lythampartners.com.
To ensure timely delivery of these documents, any request should be made no later than July 31, 2024 to receive them before the Annual Meeting.
For additional details about where you can find information about Neuraxis, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.
NeurAxis, Inc.
11611 N. Meridian St, Suite 330
Carmel, IN 46032
(812) 689-0791
ii

2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 15, 2024
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
This Proxy Statement, along with the accompanying notice of the 2024 Annual Meeting of Stockholders, contains information about the 2024 Annual Meeting of Stockholders of Neuraxis, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:00 am Eastern Time on August 15, 2024 or such later date or dates as such Annual Meeting date may be adjourned or postponed at 11611 N. Meridian St, Suite 330, Carmel, IN 46032.
In this Proxy Statement, we refer to Neuraxis, Inc. as “Neuraxis,” the “Company,” “we,” “us,” or “our.”
Why Did You Send Me This Proxy Statement?
We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 9:00 a.m. Eastern Time on August 15, 2024 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.
This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2023, are being mailed on or about July 1, 2024 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of this Proxy Statement and the Annual Report on the Internet through the Securities and Exchange Commission’s website at www.sec.gov or at our website at https://neuraxis.com/. Information on our website is not, and will not be deemed, a part of this Proxy Statement or incorporated into any other filings the Company makes with the SEC.
Who may attend and how to attend
Our Board has fixed the close of business on June 17, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting.
Beneficial Owners
If you were a beneficial owner of record as of the Record Date (i.e., you held your Shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to the Company, and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by the Company no later than 5:00 p.m. Eastern Time on August 8, 2024. You will then receive a confirmation of your registration, with a control number, by email from. When you arrive at the meeting, present your unique 12-digit control number.
Who Can Vote?
Stockholders who owned Common Stock at the close of business on June 17, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 6,647,960 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.
How Many Votes Do I Have?
Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Vstock Transfer, LLC, or you have stock certificates, you may vote:
•	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.
•
By mail. If you request a paper copy of the proxy materials and receive a proxy card, by mail. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:
•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.
If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.
How Does The Board Recommend That I Vote On The Proposals?
The Board recommends that you vote as follows:
“FOR” the election of the Board nominees as directors;
“FOR” the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
“FOR” the approval of the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) to increase the number of shares available for issuance by 300,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board or the compensation committee;
“FOR” the approval of the amendment to the Certificate of Incorporation to authorize the “blank check” preferred stock that could be issued by the Board;
“FOR” the approval of the issuance of 20% or more of the outstanding shares of Common Stock, upon the conversion of the Series B Preferred Stock, into up to 3,838,235 shares of Common Stock in accordance with NYSE American Rule 713(a); and
“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;
“FOR” the approval, on an advisory basis, of the frequency of three (3) years for future shareholder advisory votes on the compensation of our named executive officers;
“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.
If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•	by signing a new proxy card and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;
•	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	by attending the Annual Meeting and voting; however, attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.
What If I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.
What is a Broker Non-Vote?
If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”
New York Stock Exchange (“NYSE”) Rule 452 and Section 402.8 of the NYSE Listed Company Manual which regulate broker voting in connection with certain listed companies, including companies listed on the NYSE American, LLC exchange (“NYSE American”), prohibit broker discretionary voting on a variety of matters, including, but not limited to, the election of directors for shares held in client accounts when the broker has not timely received voting instructions from the client as well as on matters related to executive compensation.
Rule 451 and Rule 452(19) of the NYSE provides that if you fail to instruct the record owner how to vote by the tenth (10th) day before the meeting, the record owner is not permitted to vote your shares in its discretion on your behalf for the election of directors even in uncontested elections or on matters related to executive compensation but is permitted to vote your shares in its discretion on your behalf on specified routine items.
NYSE American exchange rules also determine whether other proposals presented at the shareholder meetings are routine or not routine. If your holdings of our common shares are held in street name, under the rules of the NYSE your broker or other nominee may vote your shares on certain routine matters, if you do not provide such record holder with voting instructions.
Proposals One, Three, Four, Five, Six, and Seven are considered to be “non-routine” NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals Two and Eight are considered to be “routine” under NYSE rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposals Two and Eight.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal One: Election of Directors
A plurality of the Shares present or represented by proxy is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal Two: Ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal Three: To approve the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan to increase the number of shares available for issuance and to insert an “evergreen” provision.
The affirmative vote of the holders of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required for the approval of the proposed amendment to the 2022 Plan to increase the number of shares available for issuance by 300,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board or the compensation committee. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Four: To approve an amendment to the Certificate of Incorporation to authorize the “blank check” preferred stock that could be issued by our board of directors.
The affirmative vote of a majority of the shares outstanding is required to an amendment to the Certificate of Incorporation to authorize the “blank check” preferred stock that could be issued by our board of directors. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed 3,323,980 shares (equal to the majority of the shares outstanding). If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST.”

Proposal Five: To approve the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series B Convertible Preferred Stock or certain convertible promissory notes, in accordance with NYSE American Rule 713(a).

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Six: Non-binding advisory vote to approve executive compensation.
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal Seven: Non-binding advisory vote to approve the frequency of three (3) years for future shareholder advisory votes on the compensation of executive officers.
The frequency receiving the greatest number of votes will be considered the frequency of three (3) years recommended by Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal Eight: Authorization to adjourn the Annual Meeting.
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Do I Have Dissenters’ Rights of Appraisal?
The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.
Notice and Access
As permitted by the SEC, we are furnishing to shareholders our Notice of the Annual Meeting, this Proxy Statement and our Annual Report primarily over the internet. On or about July 1, 2024, we will mail to each of our shareholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet.
The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.
We believe the delivery options that we have chosen will allow us to provide our shareholders with the proxy materials they need, while minimizing the cost of the delivery of the materials and the environmental impact of printing and mailing paper copies.
Householding of Annual Disclosure Documents
The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are permitted to deliver a single copy of the Notice of Internet Availability and, if a shareholder requested printed versions by mail, our proxy materials, including this proxy statement and our annual report, to shareholders sharing the same address who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. A separate proxy card will continue to be mailed for each registered shareholder account who requests a paper copy of the proxy materials.
We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability and, if a shareholder requested printed versions by mail, the proxy materials to any shareholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of the Notice of Internet Availability or our proxy materials, or if you received multiple copies and wish to request householding in the future, you may make such request by writing to our Corporate Secretary at 11611 N. Meridian St, Suite 330, Carmel, IN 46032.
If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials for the annual meeting of shareholders this year or future years, you may call Broadridge Investor Communications Services toll-free at (866) 540-7095 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Who is Paying for this Proxy Solicitation?
The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.
Who will Count the Votes?
A representative from Broadridge will act as the inspector of election and count the votes.
When are Stockholder Proposals due for Next Year’s Annual Meeting?
At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2024 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than June 16, 2025 to the Company at Neuraxis, Inc., 11611 N. Meridian St, Suite 330, Carmel, IN 46032; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting.
What Interest Do Officers and Directors Have in Matters to Be Acted Upon?
None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal One regarding the nomination of members to the Board and Proposal Six regarding the advisory vote on executive compensation.
Where Can I Find the Voting Results of the Annual Meeting?
We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.
WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is https://neuraxis.com/. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after June 17, 2024 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
The information set forth in the table below is based on 6,647,960 shares of our Common Stock issued and outstanding on June 17, 2024. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after June 17, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Neuraxis, Inc., 11611 N. Meridian St, Suite 330, Carmel, IN 46032.
	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Name of Beneficial Owner
5% Stockholders
Masimo Corporation(1)	821,327	11.8%
Brian P. Hannasch(2)	562,420	8.4%
PBF Venture Group LLC(3)	415,258	6.2%
Gary Peterson	400,120	6.0%
Flagstaff International LLC(4)	394,146	5.9%
108 Sussex LLC(5)	372,171	5.6%
Directors and Executive Officers
Brian Carrico(6)	84,118	1.3%
Timothy Henrichs	—	*
Dr. Adrian Miranda(7)	67,441	1.0%
Dr. Thomas Carrico(8)	66,247	1.0%
Christopher Robin Brown	792,837	11.9%
Bradley Mitch Watkins	—	*
Beth Keyser	—	*
Kristin Ferge	—	*
All executive officers and directors as a group (8 individuals)	1,010,643	15.2%
*	Less than 1%.
(1)	The business address for Masimo Corporation is 52 Discovery, Irvine, California 92618. Shares of Common Stock beneficially owned include warrants to purchase 289,779 shares of Common Stock.
(2)	Shares of Common Stock beneficially owned include warrants to purchase 12,852 shares of Common Stock.
(3)	The business address for PBF Venture Group LLC is 5501 Woodrow Avenue, Austin, Texas 78756.
(4)	The business address for Flagstaff International LLC is 6300 Sagewood Drive #H268, Park City, Utah 84098.
(5)	The business address for 108 Sussex LLC is 304 Euclid Avenue, Westfield, New Jersey 07090.
(6)	Shares of Common Stock beneficially owned include 64,000 stock options.
(7)	Shares of Common Stock beneficially owned include 67,441 stock options.
(8)	Shares of Common Stock beneficially owned include 61,247 stock options.

PROPOSAL ONE:

ELECTION OF DIRECTORS
The Company’s Board of Directors is currently comprised of five authorized directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified.
The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.
Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Name	Age	Position
Brian Carrico	42	President, Chief Executive Officer, and Director
Dr. Christopher Robin Brown	70	Director
Bradley Mitch Watkins	49	Director
Beth Keyser	55	Director
Kristin Ferge	50	Director
Brian Carrico, President, Chief Executive Officer and Director
Brian Carrico joined the Company in 2012. During his tenure, Mr. Carrico has held multiple leadership positions of increasing responsibility, including Vice President of Sales and President before becoming CEO on January 1, 2018. As an early employee in the Company’s life cycle, Mr. Carrico was instrumental in setting the strategic agenda for the Company, raising start-up capital, championing new product development, and bringing the Company’s technology to market. Prior to joining Neuraxis, Mr. Carrico worked selling in the operating room at Bard Medical and in the Cath lab at St. Jude Medical. He attended Indiana State University and holds a Bachelor of Science in Business Marketing.
Dr. Christopher Robin Brown, Director
Dr. Chirstopher Robin Brown is a co-founder of the Company. He developed clinical protocol, initial practice guidelines, designed and implemented the practitioner certification program and personally financed the first two years of the Company. After developing the technique of transillumination to isolate auricular neurovascular bundles, he authored and designed the initial studies establishing neurovascular and tissue energy transfer theories upon which the devices’ use are based. Dr. Brown is listed as the sole or principal inventor on all Neuraxis patents and is currently active in further device development working closely with compliance, product design and engineering.
Upon graduation from the Indiana University School of Dentistry in 1982, while serving as clinic chief in the United States Army Reserve (USAR) dental corps at Fort Benjamin Harrison in Indianapolis, Indiana, Dr. Brown started a private practice (current) concentrating in head, neck, and facial pain developing the first hospital based facial pain clinic in Indiana. He received his master’s degree in Biomechanical Trauma in 1996 from Lynn University, one of only 12 dentists in the United States to hold the combination of DDS and MPS degrees. Dr. Brown has authored several textbook chapters, published peer reviewed articles on the physics of soft tissue trauma, pain, financial management, was regional editor for a national facial pain management Journal, and has lectured extensively nationally and internationally. He served on the Board of Directors of the American Academy of Pain Management for 15 years, helping grow the organization from 800 members to over 5,000. Throughout his tenure, he developed educational tracks, served as Industry liaison, one term as treasurer and one term as President. He served on the national board of The Alliance of TMD practitioners, serving one term as president.
Throughout his career, Dr. Brown has been active in the purchasing and management of several destressed clinics and re-structuring them into profitable enterprises. He has performed extensive volunteer work overseas providing surgical care in the Dominican Republic, local dental clinics serving the underprivileged, and recently provided dental screenings for the deployment of soldiers in the USAR and National Guard.

Bradley Mitch Watkins, Director
Bradley Mitch Watkins has overseen four companies through their early commercialization periods within the medical device sector over the last 20 years. He has directly reported to the CEO or board of directors and operated as the lead for all field operations. Over his 20 years in a multitude of medical device markets, Mr. Watkins has overseen $410 million in company acquisitions in an array of leadership roles. He has thrived in early commercialization, recruitment, and strategic company direction. These duties have groomed Mr. Watkins with a wide array of responsibilities beyond sales, including marketing, clinical study design, manufacturing, R&D, FDA submissions, and fiscal oversight. Mr. Watkins has been the National Sales Manager of Terumo Interventional Systems since 2015, where he has led multiple new technology sales teams within the peripheral IV and Electrophysiology markets. Mr. Watkins received his bachelor’s degree in behavioral science from the University of Maryland.
Beth Keyser, Director
With more than 20 years of experience in executive roles in population health, Beth Keyser is skilled at understanding the unique, complex needs of multiple market segments and devises solutions that meet their specific goals. Ms.Keyser is the President, BCBS of Indiana at Anthem, Inc. since 2020. From 2018 to 2020, Ms. Keyser served as the President, Create at Brighton Health Plan Solutions. From 2015 to 2020, Ms. Keyser served as the Senior Vice President, International and Hawaii Markets at Sharecare, Inc. Ms. Keyser received her master’s degree in Executive Master of Science, Health Administration, from University of Alabama at Birmingham.
Kristin Ferge, Director
Kristin Ferge has been President and Chief Financial Officer of Capri Communities and Bridges Home Healthcare, a Wisconsin-based privately held senior living corporation, since 2016. Prior to joining Capri, Ms. Ferge was an executive for 18 years with Brookdale Senior Living Inc. or one of its predecessors. Ms. Ferge ended her tenure at Brookdale, a publicly traded senior living company, as Executive Vice President, Treasurer, and Chief Accounting Officer. Prior to Brookdale, Ms. Ferge was an auditor with KPMG. Ms. Ferge is a certified public accountant.
Family Relationships
Brian Carrico, our Chief Executive Officer and Director, is the son of Dr. Carrico, our Chief Regulatory Officer. There are no other family relationships between or among any of our executive officers or other directors.
10b5-1 Trading Plans
None.
Involvement in Legal Proceedings
We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.
Vote Required
A plurality of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE
Our Board of Directors
Director Independence
Our board of directors consists of five (5) members. Our board of directors determined that Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge qualify as independent directors under applicable SEC and NYSE American rules. Specifically, our board of directors undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors determined that each of Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge does not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge are “independent” as that term is defined under applicable SEC and NYSE American rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director and the transactions described in “Certain Relationships and Related Party Transactions.”
Director Compensation
Directors who are also full-time officers or employees of our company receive no additional compensation for serving as directors. All non-employee directors receive compensation in accordance with our non-employee director compensation policy, described below.
The following table sets forth information with respect to compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not full-time officers or employees, who served during the year ended December 31, 2023.
The following table presents the compensation awarded to or earned by or paid to all individuals who served as non-employee directors during the year ended December 31, 2023. We do not provide additional compensation to directors who are our employees for also serving as a director.
Name	Fees Earned ($)	Stock Awards Earned ($)	Total ($)
Timothy R. Henrichs(1)	23,836	19,863	43,699
Bradley M. Watkins	23,836	19,863	43,699
Jane E. Keyser	23,836	19,863	43,699
(1)	On January 30, 2024, Timothy R. Henrichs resigned as a member of the board of directors, effective February 2, 2024 and became the Company’s Chief Financial Officer.
Board Committees
Our board of directors established an Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee. Our board of directors adopted a charter for each of these committees, which complies with the applicable requirements of listing standards of NYSE American. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on our website (https://neuraxis.com/). The inclusion of our website address in this proxy statement is an inactive textual reference only.
Audit Committee
The Audit Committee, among other things, is responsible for:
•	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
•	reviewing the internal audit function, including its independence, plans, and budget;

•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
•	reviewing our internal controls with the independent auditor, the internal auditor, and management;
•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
•	overseeing our financial compliance system; and
•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.
The board of directors has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and listing standards of NYSE American All members of the Audit Committee are able to read and understand fundamental financial statements, are familiar with finance and accounting practices and principles and are financially literate. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The board of directors has affirmatively determined that each member of the Audit Committee is financially literate, and that Kristin Ferge meets the qualifications of an Audit Committee financial expert.
The Audit Committee consists of Kristin Ferge, Bradley Mitch Watkins, and Beth Keyser and Ms. Ferge serves as chair of the Audit Committee. The functioning of the Audit Committee complies with the applicable requirements of the rules and listing standards of NYSE American and the SEC.
Compensation Committee
The Compensation Committee is responsible for:
•	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
•	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	negotiating and overseeing employment agreements with officers and directors; and
•	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.
The Compensation Committee consists of Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge, and Mr. Watkins serves as chair of the Compensation Committee. The board of directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and listing standards of NYSE American. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee comply with, any applicable requirements of the rules and regulations of listing standards of NYSE American and the SEC.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, among other things, is responsible for:
•	reviewing and assessing the development of the executive officers and considering and making recommendations to the Board regarding promotion and succession issues;
•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees and the board of directors as a whole;
•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise and experience, including diversity considerations, for the full Board and each committee;
•	annually presenting to the Board a list of individuals recommended to be nominated for election to the board;
•	reviewing, evaluating, and recommending changes to the Company’s committee charters;
•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

•	overseeing the Company’s compliance program, including the Code of Conduct; and
•
overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, that may affect the Company’s major risk exposures.

The Nominating and Corporate Governance Committee consists of Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge and Ms. Keyser serves as chair of the Nominating and Corporate Governance Committee. The Company’s board of directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director requirements for independence under the NYSE American listing standards and SEC rules and regulations.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the Company.
Code of Business Conduct and Ethics
The Company’s board of directors has adopted a code of business conduct and ethics (“Code of Conduct”) applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of NYSE American. The Code of Conduct is effective and is publicly available on the Company’s website. Any substantive amendments or waivers of the Code of Conduct may be made only by the Company’s board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of NYSE American.
Indemnification and Insurance
Our Certification of Incorporation and our bylaws provide that we shall indemnify our directors and officers against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such director or officer, other than such liability (if any) that he or she may incur by reason of his or her own actual fraud or willful default, in connection with the execution or discharge of his or her duties, powers, authorities or discretions as a director or officer of the Company.
The Company maintains directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance may also insure the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Certificate of Incorporation and bylaws.

EXECUTIVE OFFICERS
The following are biographical summaries of our executive officers and their ages, except for Brian Carrico, whose biography is set forth above:
Name	Age	Position
Brian Carrico	42	President, Chief Executive Officer, and Director
Timothy Henrichs(1)	51	Chief Financial Officer
Dr. Adrian Miranda	54	Chief Medical Officer, Senior Vice President of Science and Technology
Dr. Thomas Carrico	67	Chief Regulatory Officer, Compliance Officer and Privacy Officer
(1)
On January 30, 2024, our former Chief Financial Officer John Seale resigned from his position, effective as of the close of business on January 30th. On the same day, Timothy R. Henrichs resigned as a member of the board of directors, effective February 2, 2024. On January 26, 2024, the board of directors appointed Mr. Henrichs to serve as the CFO, effective on February 5, 2024.

Timothy Henrichs, Chief Financial Officer
Timothy Henrichs currently serves as the Company’s Chief Financial Officer since February 5, 2024 and was a director of the Company from August 9, 2023 to February 2, 2024. Mr. Henrichs’ global leadership experience spans over 20 years and across several industries, including healthcare, home improvement, retail, software and education. Previously Mr. Henrichs served as the Chief Financial Officer of Renovo Home Partners since 2022. He also served as the Executive Vice President and Chief Financial Officer of Follett Corporation from 2008 to 2022 and Global Controller of General Electric Company’s Healthcare Clinical Systems division responsible for the manufacture and distribution of medical devices to the ultrasound, patient monitoring and anesthesiology markets form 2005 to 2008 in addition to leadership positions at Federal Signal Corporation and Ernst & Young LLP. Mr. Henrichs earned his bachelor’s degree in accounting from the University of Notre Dame and is a Certified Public Accountant with an inactive license in the State of Illinois.
Dr. Adrian Miranda, Chief Medical Officer, Senior Vice President of Science and Technology
Dr. Adrian Miranda has served as our Chief Medical Officer since 2018 and brings a unique background of research and clinical expertise to his role. Prior to joining Neuraxis, Dr. Miranda was an Assistant professor at the Medical College of Wisconsin. He is a board-certified pediatric gastroenterologist. He obtained his undergraduate degree in Biology from San Diego State University and obtained his medical degree from the Medical College of Wisconsin. He completed his residency and subspecialty training in pediatric gastroenterology at Children’s Hospital of Wisconsin.
As a physician scientist, he has spent the past 20 years of his career investigating the pathophysiology of visceral and somatic pain, as well as exploring new therapeutic options. His focus has been on studying the effects of adverse early life events, neuroplasticity and the development of chronic pain. He has an extensive publication record and has lectured nationally and internationally.
Dr. Thomas Carrico, Chief Regulatory Officer, Compliance Officer and Privacy Officer
Dr. Thomas Carrico has served as our Chief Regulatory Officer since November 2017. He joined the Company in February 2012 as Director of Regulatory Affairs. Prior to and during his early years with Neuraxis, he was President & Clinic Director at Spine and Neuromuscular Associates in Lawrenceburg, Indiana from January 2002 to December 2018. He has over 40 years of experience in the healthcare field and has been involved in the study and application of techniques and treatments that directly affect the autonomic nervous system, especially regarding homeostasis and balance of the parasympathetic and the sympathetic nervous system. Dr. Carrico has a history of working with attorneys while serving on state and national boards, which has positioned him to integrate into regulatory responsibilities at the Company. Dr. Carrico received his undergraduate education from Indiana University and his Doctorate from Palmer College of Chiropractic.

EXECUTIVE COMPENSATION
Named Executive Officers
The following table sets forth information concerning all compensation earned by our Chief Executive Officer and two other persons who served as executive officers as, at, or during the year ended December 31, 2023, and who earned compensation exceeding $100,000 during 2023 (the “Named Executive Officers”), for services as executive officers for the last two years.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other ($)	Total ($)
Brian Carrico Chief Executive Officer	2023	375,000	441,346	23,052	839,398
	2022	373,578	—	18,601	392,179

Dr. Thomas Carrico Chief Regulatory Officer	2023	278,837	116,716	15,544	411,097
	2022	271,962	—	15,234	287,196

Dr. Adrian Miranda Chief Medical Officer	2023	300,000	—	23,052	323,052
	2022	266,346	—	18,601	284,947
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2023.
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Brian Carrico	320,000	—	6.94	09/13/29
Dr. Thomas Carrico	306,236	—	6.94	09/13/29
Dr. Adrian Miranda	337,204	—	6.94	09/13/29
(1)	All option awards were granted under the Innovative Health Solutions, Inc. 2017 Stock Compensation Plan and vested fully upon grant.
Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, As Amended
On October 12, 2017, the Company adopted the Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, as amended on September 13, 2019, September 9, 2021, and November 1, 2022 (collectively, the “2017 Plan”). The purpose of the 2017 Plan is to grant incentive stock options, nonqualified stock options, or restricted stock awards to our officers, employees, directors, advisors, and consultants. The maximum numbers of shares of common stock that may be issued pursuant to awards granted were 1,319,394. Cancelled and forfeited stock options and stock awards may again become available for grant under the 2017 Plan. As of the date of December 31, 2023, options to purchase all 1,319,394 shares of common stock have been granted under the 2017 Plan and remain outstanding, and no shares remain available for issuance under the 2017 Plan. The following summary briefly describes the principal features of the 2017 Plan and is qualified in its entirety by reference to the full text of the 2017 Plan, which is filed as an exhibit to the registration statement of which this prospectus forms a part.
Purpose of the 2017 Plan: The purposes of the 2017 Plan are to encourage ownership of shares by eligible employees and key non-employees in order to attract and retain such eligible employees in the employ of the Company or an affiliated entity, or to attract such key non-employees to provide services to the Company or an affiliated entity, and to provide additional incentive for such persons to promote the long-term success of the Company or an affiliated entity.
Administration of the Plan: The 2017 Plan is administered by the board of directors, or the committee to which the board of directors delegates the power to act. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the 2017 Plan.

Eligible Recipients: Persons eligible to receive awards under the 2017 Plan are those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the 2017 Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2017 Plan is 1,319,394 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. No new grants will be made under the 2017 Plan, and shares subject to an award under the 2017 Plan for which the award is canceled, forfeited or expires will become available for grants under the 2022 Plan described below. Shares subject to an award that is settled in cash will not again be made available for grants under the 2017 Plan.
Stock Options
General. Subject to the provisions of the 2017 Plan, the administrator has the authority to determine all grants of stock options, although there are currently no shares of common stock remaining reserved for grants under the 2017 Plan.
Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date only if the holder’s service with our Company or an affiliate terminates before the expiration date and the holder is terminated for cause. The option may remain exercisable until the expiration date of the option after terminations of employment for any reason other than for cause, including terminations as a result of death, disability or retirement.
Incentive and Non-Qualified Options. An incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.
Restricted Stock Awards: Restricted stock awards could have also been granted under the 2017 Plan, although there are currently no shares of common stock remaining reserved for grants under the 2017 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.
No new grants can be made under the 2017 Plan. The terms and conditions of awards granted under the 2017 Plan prior to the effective date of the 2022 Plan will not be affected by the adoption or approval of the 2022 Plan, and the 2017 Plan will remain effective with respect to such awards.
Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan, As Amended
On November 1, 2022, the Company adopted the Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (as amended January 18, 2023, the “2022 Plan”). The purpose of the 2022 Plan is to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. The maximum numbers of shares of common stock that may be issued pursuant to awards granted are 300,000. Cancelled and forfeited stock options and stock awards may again become available for grant under the 2022 Plan. As of the date of this prospectus, no awards have been granted under the 2022 Plan, and 300,000 shares of common stock remain available for issuance under the 2022 Plan. The following summary briefly describes the principal features of the 2022 Plan and is qualified in its entirety by reference to the full text of the 2022 Plan.
Purpose of the 2022 Plan: The purposes of the 2022 Plan is to benefit the stockholders of the Company, by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders.
Administration of the 2022 Plan: The 2022 Plan shall be administered by the board of directors or the committee designated by the board of directors. Among other things, the administrator has the authority to select persons who will receive awards, determine the time or times when an award shall be made, what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the restrictions under a restricted stock award and the number of common stock which may be issued under an award, all as applicable. In addition, subject to the express provisions of the 2022 Plan, the administrator is authorized to construe the 2022 Plan and the respective award agreements executed thereunder, to prescribe such rules and regulations relating to the 2022 Plan as it may deem advisable to carry out the intent of the 2022 Plan, to determine the terms, restrictions and provisions of each award, and to make all other determinations necessary or advisable for administering the 2022 Plan.
Eligible Recipients: Persons eligible to receive awards under the 2022 Plan will be those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan is 300,000 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. If the shareholder approval of the amendment to the 2022 Plan is obtained, the maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan will be 600,000 shares, and an “evergreen” provision will allow for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our board of directors or the compensation committee. Shares subject to an award under the 2022 Plan for which the award lapses, expires, is canceled, terminated unexercised or ceases to be exercisable again become available for grants under the 2022 Plan.
Stock Options
General. Subject to the provisions of the 2022 Plan, the administrator has the authority to determine all grants of stock options.

Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.
Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, generally, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, to the extent that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof which provide for the grant of incentive stock options exceeds $100,000, the portion of such incentive stock options that exceeds such threshold shall be treated as non-qualified stock options. Incentive stock options shall be granted to employees only.
Restricted Stock Awards: Restricted stock awards can be granted under the 2022 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.
Unrestricted Stock Awards: Unrestricted stock awards can also be granted under the 2022 Plan. An unrestricted stock award is a grant of shares of common stock which is not subject to restrictions, in consideration for past services rendered thereby to the Company or an affiliate or for other valid consideration.
Restricted Stock Unit Awards: Restricted stock unit awards (“RSUs”) can be granted under the 2022 Plan upon the satisfaction of predetermined individual service related vesting requirements. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of shares of common stock, for each unit awarded to the holder.
Performance Stock Unit Awards: Performance stock unit awards can be granted under the 2022 Plan. A holder of performance stock units shall be entitled to receive a cash payment equal to the dollar value or number of shares of common stock assigned to such units if the holder and/or the Company satisfy the predetermined performance goals and objectives.
Distribution Equivalent Rights: Distribution equivalent right awards can be granted under the 2022 Plan. A distribution equivalent right award entitles the holder to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the holder had the holder held a specified number of common stock during the period the holder held the distribution equivalent right.
Stock Appreciation Rights: Stock appreciation rights can also be granted under the 2022 Plan, which is a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise. The base value of the stock appreciation right shall be set forth by the administrator and shall not be less than the fair market value of the common stock at the date of grant for the stock appreciation right which is not a tandem stock appreciation right. No stock appreciation right shall be exercisable after the expiration of ten (10) years from the date of its grant. Upon the exercise of some or all of the portion of a stock appreciation right, the holder shall receive a payment from the Company, in cash or in the form of common stock having an equivalent fair market value or in a combination of both. If the administrator grants a stock appreciation right which is intended to be a tandem stock appreciation right, the tandem stock appreciation right shall be granted at the same time as the related option.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The 2022 Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the 2022 Plan can be made without the consent of the holder of such award. The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors.
Employment Agreements
Brian Carrico, our Chief Executive Officer, entered into an employment agreement with the Company, dated August 9, 2022 and amended on May 4, 2023, which has a five-year initial term and provides for a base salary of $330,000, which shall be increased each year by not less than 3% per annum. Mr. Carrico also will receive a one-time incentive payment in the amount of $435,577, which amount consists of accrued and unpaid salary and a bonus to incentivize Mr. Carrico to remain with the Company for future service. Neither the accrued and unpaid salary nor bonus was the subject of any contract or agreement between Mr. Carrico and the Company prior to the execution of the employment agreement. The agreement contemplated that the incentive payment would be paid by December 15, 2022, but due to administrative impracticability, payment was made with a portion of the proceeds from the IPO in August 2023. In addition, Mr. Carrico is entitled to payment of a deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all 320,000 unexercised options to purchase stock or shares of the Company held by Mr. Carrico (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The special deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028 (the “Scheduled Payment Dates”), with a condition that on or before each Scheduled Payment Date, Mr. Carrico shall exercise at least 64,000 of the stock option. None of stock options has been exercised, therefore, no special deferred bonus has been paid as of the date of this prospectus. Mr. Carrico may exercise any portion of the stock options after a Scheduled Payment Date; provided, however, an exercise after the applicable Scheduled Payment Date shall result in forfeiture of the related Annual Deferred Bonus Payment.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement), Mr. Carrico will receive any accrued compensation (as defined in the employment agreement) and is entitled to severance payments as follows:
•
If termination occurs during the initial term, the severance payment shall be the amount equal to the greater of (a) three times Mr. Carrico’s base salary as of the termination date; and (b) three times the total amount of Mr. Carrico’s bonus payments the Company paid Mr. Carrico over the one year prior to the termination date, to be paid in substantially equal monthly installments over the course of the three years.

•
If termination occurs after the initial term, the severance payment shall be the amount equal to the greater of (a) one and one half (1.5) times Mr. Carrico’s base salary as of the termination date; and (b) one and one half (1.5) times the total amount of Mr. Carrico’s bonus payments the Company paid Mr. Carrico over the one (1) year prior to the termination date, to be paid in substantially equal monthly installments over the course of 18 months following the termination date.

•	In addition, as part of the severance payment, we agreed to pay Mr. Carrico monthly COBRA premiums for continuation of health coverage for 18 months post termination.
If the employment agreement is terminated by the Company for cause, Mr. Carrico will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Mr. Carrico’s termination date; and accrued and unused paid time off (“PTO”), if any, in accordance with the Company’s PTO policy in effect on Mr. Carrico’s termination date.
Mr. Carrico may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the deferred bonus.
In the event that Mr. Carrico is terminated without cause, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Mr. Carrico also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and, (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Mr. Carrico was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Mr. Carrico gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.
Dr. Adrian Miranda, our Chief Medical Officer and Senior Vice President of Science and Technology, entered into an employment agreement with the Company, dated August 17, 2022, which has a two-year initial term and provides for a base salary of $300,000 with annual compensation increase. In addition, Dr. Miranda shall be entitled to payment of a special deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all 337,204 unexercised options to purchase stock or shares of the Company held by Dr. Miranda (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028, with a condition that on or before each scheduled payment date, Dr. Miranda shall exercise at least 67,441 of the stock options.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement) occurs during the term of the agreement, Dr. Miranda will receive any accrued compensation (as defined in the employment agreement) and is entitled to certain amount of severance payments as follows:
•
If termination occurs during the initial term, the Company shall provide Dr. Miranda with severance compensation in the form of salary continuation at his Base Salary as of the termination date and ending the later of (i) 6 months or (ii) on the expiration date of the initial term.

•	If termination occurs after the initial term, the severance payment shall be the amount equal to one half (1/2) of Dr. Miranda’s Base Salary as of the termination date.

•
In addition, if termination occurs during the initial term, as part of the severance payment, we agreed to pay Dr. Miranda reimbursement of his monthly COBRA premiums for continuation of health coverage for 18 months post termination.

If the employment agreement is terminated by the Company for cause, Dr. Miranda will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Dr. Miranda’s termination date; and (iii) accrued and unused PTO, if any, in accordance with the Company’s PTO policy in effect on Dr. Miranda’s termination date.
Dr. Miranda may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the special deferred bonus.
In the event that Dr. Miranda is terminated without cause, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Dr. Miranda also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Dr. Miranda was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Dr. Miranda gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.
Dr. Thomas Carrico, Chief Regulatory Officer, entered into an employment agreement with the Company, dated August 9, 2022 and amended on May 4, 2023, which has a two-year initial term and provides for a base salary of $275,000 with annual compensation increase. Dr. Carrico will also receive a one-time incentive payment in the amount of $135,655, which amount includes accrued and unpaid salary and a bonus to incentivize Dr. Carrico to remain with the Company for future service. Neither the accrued and unpaid salary nor bonus was the subject of any contract or agreement between Dr. Carrico and the Company prior to the execution of the employment agreement. The agreement contemplated that the incentive payment would be paid by December 15, 2022, but due to administrative impracticability, payment was made with a portion of the proceeds from the IPO in August 2023. In addition, Dr. Carrico shall be entitled to payment of a deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all 306,236 unexercised options to purchase stock or shares of the Company held by Dr. Carrico (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The special deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028 (the “Scheduled Payment Dates”), with a condition that on or before each Scheduled Payment Date, Dr. Carrico shall exercise at least 61,274 of the stock option. None of stock options has been exercised, therefore, no special deferred bonus has been paid as of the date of this prospectus. Dr. Carrico may exercise any portion of the stock options after a Scheduled Payment Date; provided, however, an exercise after the applicable Scheduled Payment Date shall result in forfeiture of the related Annual Deferred Bonus Payment.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement), Dr. Carrico will receive any accrued compensation (as defined in the employment agreement) and is entitled to certain amount of severance payments as follows:
•
If termination occurs during the initial term, the Company shall provide Dr. Carrico with severance compensation in the form of salary continuation at his Base Salary as of the termination date and ending the later of (i) 6 months or (ii) on the expiration date of the initial term.

•	If termination occurs after the initial term, the severance payment shall be the amount equal to one half (1/2) of Dr. Carrico’s Base Salary as of the termination date.
•
In addition, if termination occurs during the initial term, as part of the severance payment, we agreed to pay Dr. Carrico reimbursement of his Medicare, Medicare Supplement and prescription drug coverage insurance premiums for continuation of health coverage for 18 months post termination.

If the employment agreement is terminated by the Company for cause, Dr. Carrico will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Dr. Carrico’s termination date; and (iii) accrued and unused PTO, if any, in accordance with the Company’s PTO policy in effect on Dr. Carrico’s termination date.
Dr. Carrico may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the special deferred bonus.
In the event that Dr. Carrico is terminated without cause after this offering, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Dr. Carrico also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Dr. Carrico was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Dr. Carrico gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.
Fiscal Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non- PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return (“TSR”)(4)	Net Loss(5)
2023	$839,398	$839,398	$367,075	$367,075	$42	$(14,626,683)
(1)	Information for years prior to 2023 is not included because the Company was not a public reporting entity before August 9, 2023.
(2)	Amounts reported for our Chief Executive Officer, Mr. Brian Carrico.
(3)	Amounts represent the average of our Chief Medical Officer, Dr. Adrian Miranda, and Chief Regulatory Officer, Dr. Thomas Carrico.
(4)	Amount represents the total stockholder return from August 9, 2023, our first day of trading as a public company, through the last day of trading in the fiscal year.
(5)	Amount represents our net loss as reported in our Annual Report on Form 10-K.

The illustrations below provide an additional graphical description of CAP compared to both our cumulative TSR and our net loss. As the illustrations show, the compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. Compensation actually paid is influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share-price volatility during the fiscal year, our mix of performance metrics and other factors.

The illustration below compares our cumulative TSR over the period from our initial public offering date to December 31, 2023.

Company TSR
$120
$100
$80
$60
$40
$20
$0
Cumulative TSR
(value of initial $100 investment)
$100
$42
IPO
2023

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2022, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
The Company has two demand notes receivable from its two founding shareholders, Christopher Robin Brown and Gary Peterson, related to the sale of common stock on January 1, 2016. The initial balances of both notes were $506,400, with interest calculated monthly based on applicable federal rates. No payments have been received on the notes. As of December 31, 2023, the balances of both notes were $506,400. The entire $1,012,800 balance has been fully reserved as of December 31, 2023.
The Company has loans payable to Christopher Robin Brown, one of our founders and a member of our board of directors, related to funding needs for operations with original principal amounts of $55,000 and $50,000 each bearing interest at 15% per annum. In August 2023, the Company used a portion of the proceeds from the IPO to repay these loans payable in full, including $37,103 in interest.
Mr. Watkins, Director, provided certain sales, marketing and commercialization consulting services to the Company prior to his appointment to the Board of Directors. For the fiscal years ended December 31, 2023 and 2022, the Company paid Mr. Watkins $11,083 and $3,523, respectively.
John Seale, our former Chief Financial Officer, is also the managing partner of RBSK. Mr. Seale, through RBSK, has provided accounting services since 2017. For the fiscal years ended December 31, 2023 and 2022, the Company paid RBSK $312,803 and $116,542, respectively, for accounting services.
We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
The Board has appointed Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024. The Board proposes that our Stockholders ratify this appointment. RRBB has served as our independent registered public accounting firm since June 2022.
We expect that representatives of RRBB will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of RRBB as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of RRBB as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2024. In deciding to appoint RRBB, the Audit Committee has reviewed auditor independence issues and existing commercial relationships with RRBB and concluded that RRBB has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024. Set forth below are approximate fees for services rendered by RRBB, our independent registered public accounting firm, for the fiscal years ended December 31, 2023 and December 31, 2022.
	RRBB
	2023	2022
Audit Fees	$221,570	$162,165
Audit Fees
These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RRBB as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of RRBB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the Board may reconsider its appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RRBB AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has:
•	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2023 with management;
•	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and
•
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with RRBB matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended that the consolidated financial statements audited by RRBB for the fiscal year ended December 31, 2023 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL THREE:

APPROVAL OF THE AMENDMENT TO THE 2022 PLAN
The discussion of the 2022 Plan, as set forth in this proxy statement is qualified in its entirety by reference to the 2022 Plan, which sets forth the terms of the 2022 Plan. A copy of the 2022 Plan is filed as exhibits to the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024 and is hereby incorporated by reference into this proxy statement.
General
Our stockholders are asked to approve an amendment to the Company’s 2022 Plan (the “2022 Plan Amendment”) to increase the number of shares of Common Stock subject to the 2022 Plan from 300,000 to 600,000 and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our board of directors or the Compensation Committee. The 2022 Plan was originally adopted on November 1, 2022.
As of the record date, there were outstanding options to purchase an aggregate of 1,319,394 shares of common stock were outstanding, outstanding and unvested restricted stock units of 0 shares, and 300,000 shares remaining available for grants of future awards under the 2022 Plan.
On December 7, 2023, the Board approved the 2022 Plan Amendment, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance by 300,000, thereby increasing the total number of shares issuable under the 2023 Incentive Plan from 300,000 to 600,000, and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by the Board or the Compensation Committee. A copy of 2022 Plan Amendment is attached to this proxy statement as Annex A. If the stockholders approve the 2022 Plan Amendment, it will become effective on the day of the Annual Meeting.
The following summary briefly describes the principal features of the 2022 Plan and is qualified in its entirety by reference to the full text of the 2022 Plan.
General Description of the 2022 Plan
The purpose of the 2022 Plan is to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. The maximum numbers of shares of common stock that may be issued pursuant to awards granted are 300,000. Cancelled and forfeited stock options and stock awards may again become available for grant under the 2022 Plan. As of the date of this proxy statement, 0 awards have been granted under the 2022 Plan, and 300,000 shares of common stock remain available for issuance under the 2022 Plan.
Purpose of the 2022 Plan: The purposes of the 2022 Plan is to benefit the stockholders of the Company, by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders.
Administration of the 2022 Plan: The 2022 Plan shall be administered by the board of directors or the committee designated by the board of directors. Among other things, the administrator has the authority to select persons who will receive awards, determine the time or times when an award shall be made, what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the restrictions under a restricted stock award and the number of common stock which may be issued under an award, all as applicable. In addition, subject to the express provisions of the 2022 Plan, the administrator is authorized to construe the 2022 Plan and the respective award agreements executed thereunder, to prescribe such rules and regulations relating to the 2022 Plan as it may deem advisable to carry out the intent of the 2022 Plan, to determine the terms, restrictions and provisions of each award, and to make all other determinations necessary or advisable for administering the 2022 Plan.
Eligible Recipients: Persons eligible to receive awards under the 2022 Plan will be those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan is 300,000 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. If the shareholder approval of the amendment to the 2022 Plan is obtained, the maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan will be 600,000 shares, and an “evergreen” provision will allow for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our board of directors or the compensation committee. Shares subject to an award under the 2022 Plan for which the award is lapses, expires, is canceled, terminated unexercised or ceases to be exercisable again become available for grants under the 2022 Plan.
Stock Options
General. Subject to the provisions of the 2022 Plan, the administrator has the authority to determine all grants of stock options.
Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.
Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, generally, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, to the extent that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof which provide for the grant of incentive stock options exceeds $100,000, the portion of such incentive stock options that exceeds such threshold shall be treated as non-qualified stock options. Incentive stock options shall be granted to employees only.
Restricted Stock Awards: Restricted stock awards can be granted under the 2022 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Unrestricted Stock Awards: Unrestricted stock awards can also be granted under the 2022 Plan. An unrestricted stock award is a grant of shares of common stock which is not subject to restrictions, in consideration for past services rendered thereby to the Company or an affiliate or for other valid consideration.
Restricted Stock Unit Awards: Restricted stock unit awards (“RSUs”) can be granted under the 2022 Plan upon the satisfaction of predetermined individual service related vesting requirements. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of shares of common stock, for each unit awarded to the holder.
Performance Stock Unit Awards: Performance stock unit awards can be granted under the 2022 Plan. A holder of performance stock units shall be entitled to receive a cash payment equal to the dollar value or number of shares of common stock assigned to such units if the holder and/or the Company satisfy the predetermined performance goals and objectives.
Distribution Equivalent Rights: Distribution equivalent right awards can be granted under the 2022 Plan. A distribution equivalent right award entitles the holder to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the holder had the holder held a specified number of common stock during the period the holder held the distribution equivalent right.
Stock Appreciation Rights: Stock appreciation rights can also be granted under the 2022 Plan, which is a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise. The base value of the stock appreciation right shall be set forth by the administrator and shall not be less than the fair market value of the common stock at the date of grant for the stock appreciation right which is not a tandem stock appreciation right. No stock appreciation right shall be exercisable after the expiration of ten (10) years from the date of its grant. Upon the exercise of some or all of the portion of a stock appreciation right, the holder shall receive a payment from the Company, in cash or in the form of common stock having an equivalent fair market value or in a combination of both. If the administrator grants a stock appreciation right which is intended to be a tandem stock appreciation right, the tandem stock appreciation right shall be granted at the same time as the related option.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The 2022 Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the 2022 Plan can be made without the consent of the holder of such award. The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2022 PLAN.

PROPOSAL FOUR:

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION
Overview
The proposal is to approve the amendment of the Certificate of Incorporation to grant the Board the authority to issue the preferred stock with powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof as the Board may determine, by filing with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation (the “Amendment to the Certificate of Incorporation”), substantially in the form of Annex B to this proxy statement.
Blank Check Preferred Stock Amendment
On June 20, 2024, our Board adopted a resolution approving, subject to stockholder approval, an amendment to our Certificate of Incorporation to authorize 5,000,000 shares of “blank check” preferred stock, issuable in one or more series, and to implement ancillary changes related thereto (the “Blank Check Preferred Stock Amendment”). The term “blank check” preferred stock refers to preferred stock, the creation and issuance of which is authorized in advance by a company’s stockholders and the terms, rights and features of which are determined by the board of directors of a company without seeking further actions or vote of the stockholders.
If stockholders approve this proposal, we expect to file the Amendment to the Certificate of Incorporation reflecting the Blank Check Preferred Stock Amendment with the Secretary of State of the State of Delaware. Upon the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, our Board will have the authority to issue up to 5,000,000 shares of preferred stock with powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof as the Board may determine.
Vote Required
The affirmative vote of a majority of the Shares outstanding is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL FIVE:

APPROVAL OF ISSUANCE OF 20% OR MORE OF THE OUTSTANDING SHARES OF COMMON STOCK UPON CONVERSION OF SERIES B PREFERRED STOCK
The discussion of the issuance of our Common Stock upon the conversion of Convertible Notes (as defined below) as set forth in this proxy statement is qualified in its entirety by reference to the Convertible Notes filed with the SEC as an exhibit to the Company’s Current Report on Forms 8-K on February 15, 2024, March 28, 2024, and May 28, 2024, respectively, and are hereby incorporated by reference into this proxy statement. We encourage you to read each of the Convertible Notes carefully and in its entirety, as it is the legal document that governs each of the Convertible Notes.
General
We are asking stockholders to approve the issuance of shares of our common stock upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) into up to 3,838,235 shares of Common Stock in accordance with NYSE American Rule 713(a), as described in more detail below.
Issuances of Series B Preferred Stock
On November 9, 2023, the Company entered into a securities purchase agreement (“Flagstaff SPA”), with Flagstaff International, LLC (“Flagstaff International”) for the issuance and purchase of the Series B Preferred Stock, at price per share of $2.38. The aggregate purchase price is $5 million, to be paid in monthly installments of $200,000 each. The creation of the Series B Preferred Stock is subject to approval by the Company’s stockholders of the Blank Check Preferred Stock Amendment (the “Stockholder Approval”). The Company will file a certificate of designation of the Series B Preferred Stock (the “Certificate of Designation of the Series B Preferred Stock”) once the Stockholder Approval is obtained.
On February 12, 2024, the Company and Flagstaff International entered into an amendment to the Flagstaff SPA (the “First Amendment”). The First Amendment provided for the issuance and purchase of a convertible promissory note (the “First Amendment Note”) with substantially the same terms as the convertible promissory notes issued to other investors in February 2024, as discussed below. Following the date of the Stockholder Approval and the filing of the Certificate of Designation of the Series B Preferred Stock, any amounts paid by Flagstaff International to purchase convertible promissory notes will be converted into shares of Series B Preferred Stock at a conversion price of $2.38 per share. In addition, following the date of the Stockholder Approval and the filing of the Certificate of Designation, all monthly payments will result in the issuance of shares of Series B Preferred Stock rather than the issuance of a convertible promissory note.
In February 2024, the Company and Flagstaff entered into a non-material second amendment to the SPA obligating the Company to file a resale registration statement for the Common Stock underlying the Series B Preferred Stock within fifteen (15) business days following the date of the Stockholder Approval.
On March 22, 2024, the Company and Flagstaff entered into the third amendment to the SPA (the “Third Amendment”) to increase the investment amount from $3 million to $5 million and to modify the terms from the sale and issuance of the Series B Preferred Stock to the sale and issuance of a convertible promissory note. Pursuant to the Third Amendment, the SPA was amended to provide that the Company shall sell to Flagstaff International a convertible promissory note (the “Third Amendment Note”) for an aggregate purchase price of $5 million, to be paid to the Company in fifteen (15) monthly installments of differing amounts. Upon obtaining the Stockholder Approval and the filing of the Certificate of Designation of Series B Preferred Stock with the Secretary of State of the State of Delaware, the Third Amendment Note will be convertible into a total of 2,100,841 shares of Series B Preferred Stock in lieu of Flagstaff International funding amounts under the Third Amendment Note to the Company for a purchase amount equal to each monthly purchase amount set forth in the Third Amendment.
On each of February 9, 2024 and February 14, 2024, the Company entered into securities purchase agreements (the “February SPAs”) with a total of two accredited investors (the “Investors”) for the issuance and purchase of convertible promissory notes (the “February Notes”) for an aggregate purchase price of $457,000. The February Notes bear an interest rate of 8.5% per annum, which shall be payable quarterly by the Company in cash or in shares of the Company’s common stock at the conversion price as defined in the form of the Certificate of Designation of the Series B Convertible Preferred Stock attached as an exhibit to the February SPAs. The maturity date of the Notes shall be on the earlier of (i) upon written demand of the Investors occurring on or after twelve (12) months from the date of the Notes in the event that the Series B Preferred Stock has not been duly authorized or (ii) immediately upon the occurrence of an event of default. The February Notes will be automatically converted into shares of Series B Preferred Stock (at a conversion price of $2.38 per share) following the date of the Stockholder Approval and the filing of the Certificate of Designation of Series B Preferred Stock.
In February and March 2024, the Company entered into securities purchase agreements with a total of nine accredited investors for the issuance and purchase of convertible promissory notes for an aggregate purchase price of $1,135,000. The notes will be automatically converted into shares of Series B Preferred Stock, at a conversion price of $2.38 per share, following the date of the Stockholder Approval and the filing of the Certificate of Designation of the Series B Preferred Stock with the State of Delaware.
On May 21, 2024, the Company entered into a securities purchase agreement (the “May SPA”) with three related institutional accredited investors (the “May Investors”) for the issuance and purchase of convertible promissory notes (the “May Notes”, and together with First Amendment Note, the Third Amendment Note, and February Notes, the “Convertible Notes”) for an aggregate purchase price of approximately $3 million. The May Notes bear an interest rate of 8.5% per annum, which shall be payable quarterly by the Company in cash or in shares of the Common Stock at the conversion price of $2.38 per share. The maturity date of the May Notes shall be on the earlier of (i) June 21, 2025 (the “Maturity Date”), (ii) upon written demand of the May Investors occurring on or after March 21, 2025 in the event that the Series B Preferred Shares have not been duly authorized on or before such date, or (iii) immediately upon the occurrence of an event of default. The May Notes will be automatically converted into shares of Series B Preferred Stock (at a conversion price of $2.38 per share) following the date of the Stockholder Approval and the filing of the Certificate of Designation of Series B Preferred Stock. In the event the Company fails to obtain the Stockholder Approval before August 15, 2024, the May Investors shall have the right to convert the outstanding amount of the May Notes into shares of the Common Stock, at a price per share of $2.38.
The Series B Preferred Stock is convertible at any time into shares of Common Stock without any further consideration. The number of shares of preferred stock to be designated as Series B Preferred Stock will be 4,000,000. The stated value of the Series B Preferred Stock will be $2.38 per share. The right to receive dividends and the liquidation rights of the Series B Preferred Stock will automatically expire on June 30, 2025, and the number of shares of the Common Stock that a holder of Series B Preferred Stock is entitled to receive shall not exceed the maximum percentage chosen by the holder, which is initially set at between 4.99% and 19.99% of the number of outstanding shares of the Common Stock at the time of the conversion of the Series B Preferred Stock shares until the Stockholder Approval is obtained. Following the issuance of the Series B Preferred Stock, it will rank senior to the Common Stock with respect to payments upon the liquidation, dissolution and winding up of the Company.
The discussion of the issuance of our Common Stock upon the conversion of Series B Preferred Stock as set forth above in this proxy statement is qualified in its entirety by reference to the Certificate of Designation of Series B Convertible Preferred Stock to be filed with the Secretary of State of the State of Delaware. A copy of the form of Certificate of Designation of Series B Convertible Preferred Stock is attached to this proxy statement as Annex C.
Stockholder Approval
A vote in favor of this Proposal Five is a vote “for” approval of the issuance of shares of our Common Stock upon the conversion of the Series B Preferred Stock. The conversion of the Series B Preferred Stock could result in the issuance of up to 3,838,235 shares of Common Stock, which is 20% or more of our common stock outstanding as of June 17, 2024.
Our Common Stock is listed on the NYSE American and, as such, we are subject to the rules set forth in the NYSE American LLC Company Guide (the “NYSE American Rule”). Subject to certain exceptions, NYSE American Rule 713(a) requires stockholder approval prior to the issuance of common stock in any transaction or series of transactions if (i) the shares of common stock will have upon issuance voting power equal to 20% or more of the voting power outstanding before the issuance of the common stock or (ii) the number of shares of common stock to be issued will upon issuance equal 20% or more of the number of shares of common stock outstanding before the issuance of the common stock, in each case, subject to certain exceptions.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders
The issuance of shares of Common Stock upon the conversion of the Series B Preferred Stock and Convertible Notes will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the conversions. This means also that our current stockholders will own a smaller interest in us as a result of the conversion of the Series B Preferred Stock and Convertible Notes and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The issuance of shares of common stock upon the conversion of the Series B Preferred Stock and Convertible Notes could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE APPROVAL OF ISSUANCE OF 20% OR MORE OF THE OUTSTANDING SHARES OF COMMON STOCK UPON CONVERSION OF SERIES B PREFERRED STOCK AND CONVERTIBLE PROMISSORY NOTE.

PROPOSAL SIX:

NON-BINDING ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION
We are asking our shareholders to provide advisory approval of the compensation of the NEOs, as we have described it in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining future executive compensation.
This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:
“Resolved, that the compensation of the Company’s NEOs, as disclosed pursuant to compensation disclosure rules of the SEC located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”
The vote on this Proposal Six is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal Six.
Vote Required
To be approved, this non-binding vote must be approved by a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL SEVEN:

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THREE YEARS FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on us or on our Board. Although the vote is non-binding, the Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of the NEOs.
Vote Required
Although our executive compensation programs are designed to promote a long-term connection between pay and performance, after careful consideration, the Board has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for our company at this time. While executive compensation is evaluated annually, the Board also considers progress over a multi-year timeframe, which is common in small- and mid-capitalization companies in our industry. The Board believes that a vote every three years provides stockholders the opportunity to evaluate our compensation program on a more thorough, longer-term basis than an annual vote. Therefore, the Board recommends that you vote for a “Three Year” frequency for the say-on-pay vote.
Although the Board recommends a say-on-pay vote be held three years, you may vote one of four choices for this Proposal Seven on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.”
THE BOARD RECOMMENDS A VOTE FOR A FREQUENCY OF “THREE YEARS” FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL EIGHT:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.
In this Proposal Eight, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Eight, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.
By order of the Board of Directors,

Brian Carrico
Chief Executive Officer
[*], 2024
Carmel, IN

Annex A
The Form of the Amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan
See attached

SECOND AMENDMENT TO
NEURAXIS, INC.
2022 OMNIBUS SECURITIES AND INCENTIVE PLAN
THIS SECOND AMENDMENT TO NEURAXIS, INC. 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN (this “Amendment”) is executed effective the ___ day of _____, 2024 (the “Effective Date”) by NEURAXIS, INC., a Delaware corporation (the “Company”).
BACKGROUND
A.  The NEURAXIS, INC. 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN was adopted on November 1, 2022, and was amended on January 18, 2023 (the “Plan”) (capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Plan).
B.  The Company now desires to amend the Plan to (i) increase the aggregate number of shares of common stock that may be issued under the Plan from three hundred thousand (300,000) shares of Common Stock to six hundred thousand (600,000) shares of Common Stock and (ii) to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day of each fiscal year through and including 2031 in an amount equal to 5% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our board of directors or the compensation committee, as set forth herein.
AMENDMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Plan is amended as follows:
1.	Section 5.1 of the Plan is hereby amended and restated in its entirety to read as follows:
 Section 5.1. Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of ARTICLE VI. Subject to ARTICLE XIV, the aggregate number of shares of Common Stock (including shares of Common Stock underlying Options designated as Incentive Stock Options) that may be issued under the Plan shall not exceed six hundred thousand (600,000) shares of Common Stock, plus an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2031 equal to the lesser of (A) five percent (5%) of the Common Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Shares as determined by the Board or the Compensation Committee. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award.
2.	In all other respects, the Plan shall remain unchanged.
[Remainder of Page Left Blank Intentionally.]

IN WITNESS WHEREOF, the Company's undersigned duly authorized officer has signed this Second Amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan.
NEURAXIS, INC.

By:

Name: Brian Carrico
Title: Chief Executive Officer
Date:

Annex B
The Form of the Certificate of Amendment to the Certificate of Incorporation
See attached

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION OF
NEURAXIS, INC.
Neuraxis, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The name of the Corporation is Neuraxis, Inc. The Corporation’s original Certificate of Incorporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on June 23, 2022.
2. A certificate of amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 2023.
3. Pursuant to Section 242 of the DGCL, this certificate of amendment to the Certificate of Incorporation (this “Certificate of Amendment”) further amends the provisions of the Corporation’s Certificate of Incorporation.
4. ARTICLE IV of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
“ARTICLE IV
A.	AUTHORIZED STOCK.

The total number of shares of stock which the Company shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock” or “Blank Check Preferred Stock”).
B.	ISSUANCE OF PREFERRED STOCK.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide for the issue of all or any of the shares of the Blank Check Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the General Corporation Law of the State of Delaware. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
C.	RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. There shall be no cumulative voting.”
5. This Certificate of Amendment to the Corporation’s Certificate of Incorporation has been duly authorized and adopted by the Board in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
6. That thereafter, pursuant to resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of this Certificate of Amendment.
7. This the Certificate of Amendment shall become effective on the date filed with the State of Delaware.

IN WITNESS WHEREOF, Neuraxis, Inc. has caused this Certificate of Amendment to be signed by Brian Carrico, a duly authorized officer of the Corporation, on ________, 2024.

Brian Carrico
Chief Executive Officer

Annex C
The Form of Certificate of Designation of Series B Convertible Preferred
See attached

NEURAXIS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B PREFERRED STOCK
Neuraxis, Inc., a Delaware corporation (the “Corporation”), does hereby certify that the board of directors of the Corporation (the “Board of Directors”) has adopted the following resolution creating the following series of the Corporation’s Series B Preferred Stock and determined the voting powers, designations, powers, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations, and restrictions thereof, of such series:
RESOLVED, that the Board of Directors does hereby provide for the issuance of the following series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:
Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Alternate Consideration” shall have the meaning set forth in Section 8(b).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Conversion Date” shall have the meaning set forth in Section 7(b).
“Conversion Price” shall have the meaning set forth in Section 7(a).
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.
“Fundamental Transaction” shall have the meaning set forth in Section 8(b).
“Holder” shall have the meaning set forth in Section 2.
“Liquidation” shall have the meaning set forth in Section 5.
“Notice of Conversion” shall have the meaning set forth in Section 7(b).
“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.
“Stated Value” shall have the meaning set forth in Section 2.
“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Corporation and any successor transfer agent of the Corporation.
Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as Series B Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 4,000,000, which shall not be subject to increase without the written consent of the holders of at least 80% of the Preferred Stock (each, a “Holder” and collectively, the “Holders”) in accordance with Section 4 below. Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value of $2.38 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock (the “Stated Value”).
Section 3. Dividends. In addition to stock dividends or distributions for which adjustments are to be made pursuant to Section 8, before any dividends shall be paid or set aside for payment on any other class of security of the Corporation, each holder of the Series B Preferred Stock shall be entitled to receive dividends, in the manner provided herein, payable on the Stated Value of the Series B Preferred Stock at a rate of 8.5% per annum, which shall be cumulative and be due and payable quarterly at the Corporation’s discretion either in cash or in shares of Common Stock at the Series B Conversion Price (the applicable date of payment, a “Dividend Date”). Such dividends shall accrue from the date of issue of each share of Series B Preferred Stock, whether or not declared, through the Dividend Date. If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date. Dividends shall be payable to holders of record of the Series B Preferred Stock as they appear on the stock books of the Corporation on the Dividend Date. The rights under this Section shall expire automatically on June 30, 2025.
Section 4. Voting Rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each Holder shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such Holder are convertible as of the record date for determining stockholders entitled to vote on such matter, provided, however, such Holder shall not be entitled to cast a number of votes in excess of the Maximum Percentage (defined below). Except as provided by law or by the other provisions of this Certificate of Designation, the Holders shall vote together with the holders of shares of Common Stock as a single class. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.
Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of shares of Common Stock or any other capital stock by reason of their ownership thereof, an amount equal the Stated Value per share, plus any dividends declared but unpaid thereon. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder. The rights under this Section shall automatically expire on June 30, 2025.
Section 6. Limitations on Corporate Actions. As long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of a majority of the then-outstanding shares of Series B Preferred Stock (the “Requisite Holders”), consenting or voting (as the case may be) as a separate class from the Common Stock, either directly or by amendment, merger, consolidation or otherwise:
(i) create, incur, assume, guarantee, endorse or be or remain liable, contingently or otherwise, with respect to any indebtedness outside of the ordinary course of business;
(ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Series B Preferred Stock; or
(iii) enter into any agreement with respect to any of the foregoing.
Section 7. Conversion.
(a) Conversion at Option of Holder. Each Holder may, at its option, at any time and from time to time, elect to convert each share of Preferred Stock plus accrued, but unpaid dividends thereon, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value by the

Conversion Price in effect on the Conversion Date. The “Conversion Price” shall initially be equal to $2.38. Such initial Conversion Price, and the rate at which shares of Preferred Stock plus accrued, but unpaid dividends thereon, may be converted into shares of Common Stock, shall be subject to adjustment as provided below.
(b) Mechanics of Conversion. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (the “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion from be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. As soon as practicable after the Conversion Date, the Corporation shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash as provided in Section 7(d) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion (if applicable) and the payment of any declared but unpaid dividends on the shares of Preferred Stock converted. Such converted Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of its preferred stock accordingly.
(c) Reserve Shares Issuable Upon Conversion. The Corporation covenants that it will reserve a sufficient number of shares of Common Stock for issuance to the Holders upon conversion of the Preferred Stock. The Corporation further covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.
(d) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.
(e) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involving the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation such tax has been paid.
(f) Ownership Cap. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive Common Shares to the extent (but only to the extent) that such conversion or receipt would cause the Holder Group (as defined below) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of a number of Common Shares of a class that is registered under the 1934 Act which exceeds the Maximum Percentage of the Common Shares of such class that are outstanding at such time. For purposes of this Section 7(f), (i) the term “Maximum Percentage” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement between 4.99% and 19.99% until the date the Stockholder approval is obtained. Notwithstanding the foregoing, by written notice to the Corporation (which may be by email), (i) which will not be effective until the sixty-first (61st ) day after such written notice is delivered to the Corporation, the Holder may reset the Maximum Percentage to a higher percentage, not to exceed 19.99% until the date the Stockholder Approval is obtained, to the extent applicable, and (ii) which will be effective immediately after such notice is delivered to the Corporation, the Holder may reset the Maximum Percentage to a lower percentage and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the 1934 Act or with which the Holder otherwise files reports under Sections13 and/or 16 of the 1934 Act. In determining the number of Common Shares of a particular class outstanding at any point in time, the Holder may rely on the number of outstanding Common Shares of such class as reflected in (x) the Company’s most recent Annual Report on Form10-K or Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission, as the case may be, (y)a more recent public announcement by the Company or (z) a more recent notice by the Company or the Transfer Agent to the Holder setting forth the number of Common Shares of such class then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within one (1) Business Day of such request, confirm orally and in writing to the Holder the number of Common Shares of any class then outstanding.
Section 8. Adjustments.
(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 8(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
(b) Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation on the conversion of the Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the Settlement Agreement in accordance with the provisions of this Section 8(b).
(c) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.
(d) Notice to Holders.
(i) Adjustments. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 8, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
(ii) Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of its subsidiaries, the Corporation shall simultaneously file such notice with the United States Securities and Exchange Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
Section 9. Miscellaneous.
(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be in writing and delivered personally, or sent by a nationally recognized overnight courier service, addressed to the Corporation at 11611 N. Meridian St, Suite 330, Carmel, IN 46032 , Attention Brian Carrico, CEO, e-mail address or such other e-mail address, or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address, or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, e-mail address, or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the securities purchase agreement by and between such Holder and the Corporation. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
(c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation or the Transfer Agent.
(d) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
(e) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted by law.
(f) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
(g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.
(h) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to a securities purchase agreement by and between the Holder and the Corporation. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Preferred Stock.
*********************

ANNEX A

NOTICE OF CONVERSION
The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Neuraxis, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.
Conversion calculations:
Date of Conversion:
Number of shares of Preferred Stock owned prior to Conversion:
Number of shares of Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Applicable Conversion Price:
Number of shares of Preferred Stock subsequent of Conversion:
Address for Delivery:
Or DWAC Instructions (if can be sold without restriction under Rule 144):
Broker no:
Account no:
[HOLDER]

By:
Name:
Title:

NEURAXIS, INC.
11611 N. MERIDIAN STREET
SUITE 330
CARMEL, IN 46032

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V53626-P15719

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEURAXIS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of the Board nominees as directors.	☐	☐	☐

Nominees:

01) Dr. Christopher Robin Brown
02) Bradley Mitch Watkins
03) Beth Keyser
04) Kristin Ferge
05) Brian Carrico

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
7. The approval, on an advisory basis, of the frequency of three (3) years for future shareholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K are available at www.proxyvote.com.

V53627-P15719

NEURAXIS, INC.
Annual Meeting of Shareholders
August 15, 2024 9:00 a.m. EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Brian Carrico, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of NEURAXIS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. EDT, on August 15, 2024 at 11611 N. Meridian Street, Suite 330, Carmel, IN 46032, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side